Supplement Dated July 10, 2003

To the Prospectus of the

Prestige Series Variable Universal Life Advisor Policy

Dated May 1, 2003

Issued Through

CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

by

CANADA LIFE INSURANCE COMPANY OF AMERICA

At their May 5, 2003 meeting, Canada Life Financial Corporation (“CLFC”) shareholders approved the acquisition of CLFC by Great-West Lifeco Inc. After receiving all necessary approvals, including approval of various regulatory authorities, this transaction closed on July 10, 2003. As a result, effective July 10, 2003, there was a change of control of CLFC and, therefore, a change of control of Canada Life Insurance Company of America (“CLICA”). CLICA is now an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc is in turn a subsidiary of Power Financial Corporation of Canada, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada.

It is important to note that the change of control of CLFC and CLICA does not change the features and benefits under your Variable Universal Life Advisor policy.

Dated July 10, 2003